THIRD AMENDMENT TO CREDIT AGREEMENT

                  THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of May 6, 1997 (this "Amendment"), is among COMSTOCK RESOURCES, INC. a Nevada corporation ("CRI"), COMSTOCK OIL & GAS, INC., a Nevada corporation ("COG"), COMSTOCK OIL & GAS - LOUISIANA, INC., a Nevada corporation ("COGL") and COMSTOCK OFFSHORE ENERGY, INC., a Delaware corporation ("COE") (CRI, COG, COGL and COE may hereinafter collectively be referred to as the "Borrowers"), the lenders party to the Credit Agreement described below (collectively, the "Banks" and individually, a "Bank"), BANK ONE, TEXAS, N.A., as co-agent for the Banks (in such capacity, the "Co-Agent") and THE FIRST NATIONAL BANK OF CHICAGO, as agent for the Banks (in such capacity, the "Agent").

                                     RECITAL

                  The Borrowers, the Co-Agent, the Agent and the Banks are parties to a Credit Agreement dated as of August 13, 1996, as amended by a First Amendment to Credit Agreement dated as of November 26, 1996 and by a Second Amendment to Credit Agreement dated as of February 4, 1997 ( the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement and the Agent, the Co-Agent and the Banks are willing to do so strictly in accordance with the terms hereof.

                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:

                  1.1      Section 7.2(g) is restated as follows:

                                    (g) Disposition of Assets;  Etc. Without the
                  prior written consent of the Required Banks, sell, lease, license, transfer, assign or otherwise dispose of any
                  Collateral or any of its other business, assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether in one or a series of transactions, other than (i) inventory sold in the ordinary course of business upon customary credit terms, and (ii) if no Default has occurred and is continuing or would be caused thereby, other sales of assets in aggregate amount not to exceed $15,000,000 in any twelve-month period, provided that in connection with any such sales in excess of $5,000,000 in aggregate amount since the date of the most recent redetermination of the Borrowing Base all the net proceeds (net only of reasonable and customary fees actually incurred in connection with such sales and of taxes paid or reasonably estimated to be payable as a result thereof, and excluding the proceeds from the sale of certain assets which were owned by CNG and/or CPI prior to the merger of CNG and COG, which sale shall occur on or before December 31, 1996) thereof will simultaneously reduce the Borrowing Base by a like amount.

                  1.2      Section 7.2(j) is restated as follows:

                                    (j)  Dividends.  With  respect  to CRI only,
                  make, pay, declare or authorize any dividend, payment or other distribution in respect of any class of its capital stock or any dividend, payment or distribution in connection with the redemption, repurchase, defeasance, conversion, retirement or other acquisition, directly or indirectly, of any shares of its capital stock, (all of the foregoing defined herein as "Restricted Payments"), except (i) Restricted Payments payable solely in shares of capital stock of CRI, (ii) cash dividends with respect to the 1995 Preferred Stock only in an aggregate amount not to exceed $627,000 in any twelve month period and only if both before the payment of such dividend and after giving effect to the payment of such dividend no Default or Event of Default shall have occurred and be continuing and
                  (iii) redemptions or repurchases of capital stock of CRI, provided that the aggregate amount paid for all such redemptions or repurchases after the Effective Date shall not exceed $10,000,000 and if both before each such redemption or repurchase and after giving effect to the payment in connection with each such redemption or repurchase (A) no
                  Default or Event of Default shall have occurred and be continuing and (B) all representations and warranties contained in Section 6 hereof (including without limitation
                  Section  6.8)  shall  be  true  and  correct  in all  material respects as if made at such times. For purposes of this Agreement, "capital stock" shall include capital stock (preferred, common or other) and any securities exchangeable for or convertible into capital stock and any warrants, rights or other options to purchase or otherwise acquire capital stock or such securities.

ARTICLE II. REPRESENTATIONS. Each of the Borrowers represents and warrants to the Agent, the Co- Agent and the Banks that:

                  2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any agreement or undertaking to which it is a party or by which it is bound.

                  2.2 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof.

                  2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Section 6 of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.4 No Event of Default or Default exists or has occurred and is continuing on the date hereof.

ARTICLE III.  CONDITIONS OF EFFECTIVENESS.

                  3.1 This Amendment shall not become effective until it is signed by the Borrowers and the Required Banks and each Borrower shall have delivered to the Agent a certified resolution approving this Amendment.

ARTICLE IV.  MISCELLANEOUS.

                  4.1 The Lenders hereby acknowledge and consent to the merger of COG and Blackstone, with COG being the surviving corporation (the "Blackstone/COG Merger"). This consent to the Blackstone/COG Merger is not a consent to any other merger. COG acknowledges and agrees that it is liable for all obligations of Blackstone under each Loan Document to which Blackstone is a party and agrees to execute any amendments to financing statements or other documents requested by the Agent which the Agent deems necessary as a result of the Blackstone/COG Merger.

                  4.2 References in the Credit Agreement or in any note, certificate, instrument or other document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

                  4.3 The Borrower agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

                  4.4 Except as expressly amended hereby, the Borrowers agree that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that they have no set off, counterclaim, defense or any other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  4.5  This   Amendment   may  be  signed  upon  any  number  of
counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                       COMSTOCK RESOURCES, INC.

                                       By: /s/ M. JAY ALLISON
                                       M. Jay Allison, its president and chief
                                         executive officer

                                       COMSTOCK OIL & GAS, INC.,individually and
                                         as  successor by merger with
                                         Black  Stone Oil Company

                                       By:/s/ M. JAY ALLISON
                                       M. Jay Allison, its president and chief
                                         executive officer

                                       COMSTOCK OIL & GAS - LOUISIANA, INC.

                                       By:/s/ M. JAY ALLISON
                                       M. Jay Allison, its president and chief
                                         executive officer

                                       COMSTOCK OFFSHORE ENERGY, INC.

                                       By:/s/ M. JAY ALLISON
                                       M. Jay Allison, its president and chief
                                         executive officer

                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                          as a Bank and as Agent

                                       By:/s/STEVE P CAPOUCH
                                          Its: First Vice President

                                       BANK ONE, TEXAS, NA,
                                          as a Bank and as Co-Agent

                                       By:/s/ WM. MARK CRANMER
                                          Its: Vice President

                                       BANK OF MONTREAL, as a Bank and
                                          a Lead Manager

                                       By:/s/ ROBERT ROBERTS
                                          Its: Director, U.S. Corporate Banking

                                       ABN-AMRO BANK N.V.
                                       By: ABN AMRO NORTH AMERICA INC., as agent

                                       By:/s/MIKE OAKS
                                          Its: Sr. Vice President

                                       And: /s/ GENE SHIELS
                                          Its: Vice President and Director

                                       BANKBOSTON, N.A., formerly known
                                          as The First National Bank of Boston

                                       By:/s/ GEORGE W. PASSELA
                                          Its: Managing Director

                                       BANQUE PARIBAS

                                       By:/s/ MARIAN LIVINGSTON
                                          Its: Vice President

                                       And: /s/ MIKE FIUZAT
                                          Its: Vice President

                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By:/s/ PASCAL POUPELLE
                                          Its: Executive Vice President

                                       CHRISTIANIA BANK OG KREDITKASSE

                                       By:/s/ CARL-PETER SVENDSEN
                                          Its: First Vice President

                                       And: /s/ PETER M. DODGE
                                          Its: First Vice President

                                       TORONTO DOMINION (TEXAS), INC.

                                       By:/s/ FREDERIC HAWLEY
                                          Its: Vice President

                                       MEESPIERSON N.V.

                                       By:/s/ KAREL LOUMAN
                                          Karel Louman
                                          Its: Vice President

                                       NATIONAL BANK OF CANADA, NEW YORK BRANCH

                                       By:/s/ LARRY L. SEARS
                                          Its: Group Vice

                                       By:/s/ DOUG CLARK
                                          Its: Vice President